UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2015

F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

001-31940	25-1255406
(Commission File Number)	(IRS Employer Identification No.)

One North Shore Center, 12 Federal Street Pittsburgh, Pennsylvania	15212
(Address of Principal Executive Offices)	(Zip Code)

(800) 555-5455

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 4, 2015, F.N.B. Corporation (“FNB”) and Metro Bancorp, Inc. (“MBI”) announced that they have entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which MBI will merge with and into FNB, with FNB being the surviving corporation (the “Merger”). A copy of the joint press release relating to the Merger is attached hereto as Exhibit 99.1. In addition, presentation materials concerning the Merger, which will be available on F.N.B.’s website at www.fnbcorporation.com, are attached hereto as Exhibit 99.2.

Additional Information About the Merger and Where to Find It

In connection with the merger, F.N.B. Corporation will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of F.N.B. and MBI and a Prospectus of F.N.B., as well as other relevant documents concerning the proposed transaction.

SHAREHOLDERS OF F.N.B. CORPORATION AND METRO BANCORP, INC. ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

The Joint Proxy Statement/Prospectus and other relevant materials (when they become available), and any other documents F.N.B. and MBI have filed with the SEC, may be obtained free of charge at the SEC’s internet site, http://www.sec.gov. Copies of the documents F.N.B. has filed with the SEC may be obtained, free of charge, by contacting James G. Orie, Chief Legal Officer, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, PA 16148, telephone: (724) 983-3317; and copies of the documents MBI has filed with the SEC may be obtained by contacting Investor Relations (Sherry Richart), Metro Bancorp, Inc., 3801 Paxton Street, Harrisburg, PA, telephone: (717) 412-6301.

F.N.B. and MBI and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of MBI in connection with the merger. Information concerning such participants’ ownership of MBI common stock will be set forth in the Joint Proxy Statement/Prospectus regarding the merger when it becomes available. This communication does not constitute an offer of any securities for sale.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Joint press release, dated August 4, 2015

99.2	Investor presentation, dated August 4, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION

By:	/s/ James G. Orie
James G. Orie
Chief Legal Officer

Date: August 4, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint press release, dated August 4, 2015

99.2	Investor presentation, dated August 4, 2015